                                                                    EXHIBIT 25.1

                                                                 CONFORMED  COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                   FORM T-1
                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                 HSBC Bank USA
              (Exact name of trustee as specified in its charter)

           New York                                 16-1057879
           (Jurisdiction of incorporation           (I.R.S. Employer
           or organization if not a U.S.            Identification No.)
           national bank)

           140 Broadway, New York, NY               10005-1180
           (212) 658-1000                           (Zip Code)
           (Address of principal executive offices)

                              Warren L. Tischler
                             Senior Vice President
                                 HSBC Bank USA
                                 140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-5167
           (Name, address and telephone number of agent for service)

                              UNILAB CORPORATION
              (Exact name of obligor as specified in its charter)

           Delaware                             8071                      95-4415490
(State or other jurisdiction)      Primary standard industrial        (I.R.S. employer
                                   classification code number)        identification No.)

                              18448 Oxnard street
                               Tarzana, CA 91356
                                (818) 996-7300
  (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                   12 3/4% Senior Subordinated Notes due 2009
                        (Title of Indenture Securities)

                                    General
Item 1. General Information.
        --------------------

             Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervisory authority to which it is subject.

             State of New York Banking Department.

             Federal Deposit Insurance Corporation, Washington, D.C.

             Board of Governors of the Federal Reserve System,
             Washington, D.C.

        (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2. Affiliations with Obligor.
        --------------------------

             If the obligor is an affiliate of the trustee, describe each such affiliation.

               None

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)       (1)   Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)      (1)   Certificate of the State of New York Banking Department
                   dated December 31, 1993 as to the authority of HSBC
                   Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)           Not applicable.

T1A(iv)      (1)   Copy of the existing By-Laws of HSBC Bank USA as
                   adopted on January 20, 1994 as amended on October 23, 1997.

T1A(v)             Not applicable.

T1A(vi)      (2)   Consent of HSBC Bank USA required by Section 321(b) of
                   the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 1999), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)          Not applicable.

T1A(ix)            Not applicable.


  (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

  (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 28/th/ day of December, 1999.



                                       HSBC BANK USA


                                       By: /s/ Frank J. Godino
                                          -------------------------------------
                                               Frank Godino
                                               Vice President

                                                               Exhibit T1A (vii)

                                                    Board of Governors of the
                                                    Federal Reserve System
                                                    OMB Number: 7100-0036
                                                    Federal Deposit
                                                    Insurance Corporation
                                                    OMB Number: 3064-0052
                                                    Office of the Comptroller
                                                    of the Currency
                                                    OMB Number: 1557-0081

Federal Financial Institutions
Examination Council                                 Expires March 31, 2000
--------------------------------------------------------------------------------

                                                    Please refer to page i,
                                                    Table of Contents, for     1
                                                    the required disclosure
                                                    of estimated burden.

--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business September 30, 1999   (19980930)
                                                    ------------
                                                    (RCRI  9999)


This report is required by law; 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.


I,  Gerald A. Ronning, Executive VP & Controller
  ----------------------------------------------------------------------------
    Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

         /s/ Gerald A. Ronning
------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

             10/25/99
------------------------------------------------------------------------------
Date of Signature


This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


    /s/ Malcolm Burnett
------------------------------------------------------------------------------
Director (Trustee)

    /s/ Bernard J. Kennedy
------------------------------------------------------------------------------
Director (Trustee)

    /s/ Sal H. Alfieri
------------------------------------------------------------------------------
Director (Trustee)

------------------------------------------------------------------------------

Submission of Reports

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
    (EDS), by modem or computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard copy of the completed report that the bank places in its files.

------------------------------------------------------------------------------

FDIC Certificate Number        |  0  |  0  |  5  |  8  |  9  |
                               -------------------------------
                                          (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM
------------------------------------------------------------------------------
     Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)


HSBC Bank USA
------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Buffalo
------------------------------------------------------------------------------
City (TEXT 9130)

N.Y.                                                 14203
------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)                    ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
HSBC Bank USA                                                        of  Buffalo
--------------------------------------------------------------------------------
  Name of Bank                                                           City

in the state of New York, at the close of business September 30, 1999

ASSETS
                                                                                                       Thousands of dollars
Cash and balances due from depository institutions:
   Non-interest-bearing balances currency and coin                                                              $   866,729
   Interest-bearing balances                                                                                      2,218,984
   Held-to-maturity securities                                                                                            -
   Available-for-sale securities                                                                                  3,287,909
   Federal funds sold and securities purchased under agreements to resell                                         2,141,850
                                                                                                                -----------
Loans and lease financing receivables:
   Loans and leases net of unearned income                                               $23,445,713
   LESS: Allowance for loan and lease losses                                                 358,494
   LESS: Allocated transfer risk reserve                                                           -
                                                                                         -----------
   Loans and lease, net of unearned income, allowance, and reserve                                              $23,087,219
   Trading assets                                                                                                   979,022
   Premises and fixed assets (including capitalized leases)                                                         197,729
Other real estate owned                                                                                               1,875
Investments in unconsolidated subsidiaries and associated companies                                                       -
Customers' liability to this bank on acceptances outstanding                                                        207,284
Intangible assets                                                                                                   482,189
Other assets                                                                                                        687,563
Total assets                                                                                                     34,158,353
                                                                                                                -----------

LIABILITIES
Deposits:
   In domestic offices                                                                                           21,813,324
                                                                                                                -----------
   Non-interest-bearing                                                                    2,688,117
   Interest-bearing                                                                       19,125,207
                                                                                         -----------
In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                     6,215,704
                                                                                                                -----------
   Non-interest-bearing                                                                            -
   Interest-bearing                                                                        6,215,704
                                                                                         -----------

Federal funds purchased and securities sold under agreements to repurchase                                        1,277,936
Demand notes issued to the U.S. Treasury                                                                             81,541
Trading Liabilities                                                                                                  56,045
Other borrowed money (including mortgage indebtedness and obligations under capitalized leases):
   With a remaining maturity of one year or less                                                                    721,040
   With a remaining maturity of more than one year through three years                                               65,932
   With a remaining maturity of more than three years                                                               236,298
Bank's liability on acceptances executed and outstanding                                                            207,284
Subordinated notes and debentures                                                                                   698,215
Other liabilities                                                                                                   576,673
Total liabilities                                                                                                31,949,992
                                                                                                                -----------

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                             -
Common Stock                                                                                                        205,000
Surplus                                                                                                           1,988,948
Undivided profits and capital reserves                                                                               46,167
Net unrealized holding gains (losses) on available-for-sale securities                                              (31,754)
Accumulated net gain (losses) on cash flow hedges                                                                         -
Cumulative foreign currency translation adjustments                                                                       -
Total equity capital                                                                                              2,208,361
Total liabilities and equity capital                                                                             34,158,353
                                                                                                                -----------